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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               SEPTEMBER 23, 2004


                            DOMINION RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)


DELAWARE                                 0-10176                      22-2306487
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(State or other jurisdiction    (Commission File Number)           (IRS Employer
of incorporation)                                            Identification No.)


                355 MADISON AVENUE, MORRISTOWN, NEW JERSEY 07960
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (973) 538-4177


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          (Former name or former address, if changed since last report)

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         At a meeting of the Registrant's Board of Directors held on September 23, 2004, Mr. Robert H. Hesse was elected a Director of the Registrant. Mr. Hesse fills a vacancy on the Board created by the resignation of Mr. Thomas Conlin on August 19, 2004. Simultaneously with his election to the Board, Mr. Hesse was elected to the Audit Committee of the Registrant's Board of Directors.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               DOMINION RESOURCES, INC.





Dated:  September 23, 2004                     By: /s/ Theodore Swartwood
                                                   -----------------------------
                                                   Theodore Swartwood, President



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